GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS	Goodwill and Other Intangible Assets

Goodwill. Assets and liabilities acquired in a business combination are recorded at their estimated fair values as of the acquisition date. The excess cost of the acquisition over the fair value of net assets acquired is recorded as goodwill.

Changes in the carrying amount of goodwill for the years ended December 31, 2019, 2018 and 2017 are shown below.

(Dollars in thousands)	2019	2018	2017
Balance at beginning of year	$880,251	$204,084	$204,084
Goodwill resulting from business combinations	57,520	676,167	0
Balance at end of year	$937,771	$880,251	$204,084

During 2019, First Financial recorded $58.0 million of additions to goodwill resulting from the Bannockburn acquisition. During 2018, First Financial recorded additions to goodwill of $676.2 million resulting from the merger with MSFG, and First Financial recorded its final adjustments to goodwill related to the MSFG merger in the first quarter of 2019. For further detail on the merger with MSFG or the acquisition of Bannockburn, see Note 23 - Business Combinations.

Goodwill is evaluated for impairment on an annual basis as of October 1 of each year, or whenever events or changes in circumstances indicate that the fair value of a reporting unit may be below its carrying value.  First Financial performed its annual impairment test of goodwill as of October 1, 2019 and no impairment was indicated.  As of December 31, 2019, no events or changes in circumstances indicated that the fair value of a reporting unit was below its carrying value.

Other intangible assets. Other intangible assets consist primarily of core deposit, customer list and other miscellaneous intangibles.

Core deposit intangibles represent the estimated fair value of acquired customer deposit relationships on the date of acquisition and are amortized on an accelerated basis over their estimated useful lives. First Financial's core deposit intangibles have an estimated weighted average remaining life of 8.0 years.

First Financial recorded a $39.4 million customer list intangible asset in conjunction with the Bannockburn merger to account for the obligation or advantage on the part of either the Company or the customer to continue the pre-existing relationship subsequent to the merger. The customer list intangible asset is amortized on a straight-line basis over its estimated useful life of 11 years.

Other miscellaneous intangibles include purchase commissions, non-compete agreements and trade name intangibles. Other intangible assets are included in Other intangibles in the Consolidated Balance Sheets.

The gross carrying amount and accumulated amortization of other intangible assets at December 31, 2019 and December 31, 2018 were as follows:

(Dollars in thousands)	December 31, 2019		December 31, 2018
Amortized intangible assets
Core deposit intangibles	$51,031	$(21,149)	$54,357	$(16,500)
Customer list	39,420	(1,195)	0	0
Other	10,093	(1,999)	3,763	(815)
Total	$100,544	$(24,343)	$58,120	$(17,315)

Amortization expense recognized on intangible assets for 2019, 2018 and 2017 was $9.7 million, $7.4 million and $1.3 million, respectively. The estimated amortization expense of intangible assets for the next five years is as follows:

(Dollars in thousands)	Intangible amortization
2020	$11,670
2021	10,263
2022	7,718
2023	6,739
2024	6,670